UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 28, 2020

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14201 Dallas Parkway Dallas, Texas 75254
(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders of Tenet Healthcare Corporation (the “Company”) was held on May 28, 2020. Below are the final voting results from the meeting.

1. The Company’s shareholders elected the following nominees to serve on the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until his or her successor is duly elected or qualified, whichever is later, or until the director’s earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
Ronald A. Rittenmeyer	86,084,966	2,324,330	76,512	7,814,715	97.4%
J. Robert Kerrey	86,530,429	1,883,873	71,506	7,814,715	97.9%
Lloyd J. Austin, III	87,445,993	967,120	72,695	7,814,715	98.9%
James L. Bierman	88,230,852	181,070	73,886	7,814,715	99.8%
Richard W. Fisher	87,385,396	1,028,085	72,327	7,814,715	98.8%
Meghan M. FitzGerald	88,232,263	181,253	72,292	7,814,715	99.8%
Christopher S. Lynch	87,657,723	755,430	72,655	7,814,715	99.1%
Richard J. Mark	88,232,398	179,401	74,009	7,814,715	99.8%
Tammy Romo	87,454,944	959,132	71,732	7,814,715	98.9%
Nadja Y. West	88,235,791	177,836	72,181	7,814,715	99.8%

2. The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
79,694,913	8,712,904	77,991	7,814,715	90.1%

3. The Company’s shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2020:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
95,336,942	863,273	100,308	—	99.1%

4. The Company’s shareholders did not approve a shareholder proposal regarding an independent board chairman:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPROVAL PERCENTAGE
12,627,884	75,600,604	257,320	7,814,715	14.3%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: May 29, 2020	By:	/s/ Audrey Andrews
	Name:	Audrey Andrews
	Title:	Executive Vice President, General Counsel and Corporate Secretary